After recording please return to:
Clifford A. Barshay, Esq.
SCHREEDER, WHEELER & FLINT
1600 Candler Building
127 Peachtree Street, N.E.
Atlanta, GA  30303-1845
404-681-3450

STATE OF GEORGIA

COUNTY OF DEKALB



                   DEED TO SECURE DEBT AND SECURITY AGREEMENT
                   ------------------------------------------

         THIS INDENTURE (sometimes referred to as a "Deed" or a "Security Deed"), made as of the 27th day of April, 1999, between VININGS INVESTMENT PROPERTIES, L.P., a Delaware limited partnership, with an address of 3111 Paces Mill Road, Suite A-200, Atlanta, Georgia 30339, as party of the first part, hereinafter called "Grantor," and BANK ATLANTA, a national bank, with a mailing address of 1221 Clairmont Road, Decatur, Georgia 30030, as party of the second part, hereinafter called "Grantee."


                          W I T N E S S E    T H T H A T:
                          -------------------------------

         For and in consideration of the sum of Ten and 00/100 Dollars ($10.00) in hand paid, the loan evidenced by the Note hereinafter described, and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, Grantor does hereby bargain, sell, grant, convey and assign to Grantee, its successors and assigns, all of the following described land, easements, buildings, improvements, fixtures, furniture and appliances and other personal property (hereinafter sometimes collectively called the "Premises"), to-wit:

         (a) All that tract or parcel of land lying and being in Land Lot 277 of the 6th District of Gwinnett County, Georgia being more particularly described in Exhibit "A" attached hereto and made a part hereof;

         (b) All buildings, structures and improvements now or hereafter located upon said properties; and

         (c) All machinery, apparatus, equipment, fittings, furniture and fixtures, whether actually or constructively attached to said properties and including all trade, domestic and ornamental fixtures, and articles of personal property of every kind and nature, now or hereafter located in, upon or under said properties, used or usable in connection with any present or future operation of said properties, and now owned or hereafter acquired by Grantor, including, but without limiting the generality of the foregoing, all heating, air conditioning, freezing, lighting, laundry, incinerating and power equipment; engines; pipes; pumps; tanks; motors; conduits; switchboards and other electrical equipment; plumbing, lifting, cleaning, fire prevention, refrigerating and communications apparatus; sewer treatment plants, facilities and apparatus; boilers, heaters and furnaces; refrigerators, ranges, dishwashers, disposals and other appliances; vacuum cleaning systems; elevators; escalators; shades; awnings; screens; doors and windows; cabinets; partitions; ducts and compressors; rugs and carpets; draperies; furniture and furnishings; all swimming pool, clubhouse and other recreational equipment and supplies; all building materials and equipment now or hereafter delivered to said properties and intended to be installed therein; all posters, signs and billboards and other outdoor advertising displays; and all additions, replacements and substitutions thereof and the proceeds of sale or leasing of any of said fixtures and personal property.

         TOGETHER WITH all insurance policies insuring or relating to the Premises and the proceeds thereof, and all condemnation proceeds and causes of action related to the Premises as set out hereafter.

         TOGETHER WITH all and singular the rights, members, tenements, hereditaments, easements and appurtenances whatsoever, in any way belonging, relating or appertaining to any of the Premises hereinabove mentioned or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Grantor, including but not limited to, all rents, profits, issues and revenues of the Premises from time to time accruing, whether under leases or tenancies now existing or hereafter created.

         TO HAVE AND TO HOLD the Premises and all parts, rights, members and appurtenances thereof, to the use, benefit and behoof of Grantee, its successors and assigns, in fee simple forever; and Grantor covenants and warrants that Grantor is lawfully seized and possessed of the Premises in fee, has good title and right to convey the same, that the same are unencumbered, and that Grantor will warrant and defend title thereto against the claims of all persons whomsoever.

         This conveyance is intended to and shall constitute and be construed as a deed passing title to the Premises to Grantee, and is made under those provisions of the existing laws of the State of Georgia (O.C.G.A. ss.44-14-60 et seq.) relating to conveyances and deeds to secure debt (a/k/a "Security Deed"), and not as a mortgage. This instrument shall also constitute a security agreement under the Uniform Commercial Code as to all that part of the Premises which does not constitute real property. This deed is given to secure: (a) a debt evidenced by a certain Promissory Note of even date herewith executed by Grantor payable to the order of Grantee at the office and place of business of Grantee as stated in the Note, or at such other place as the holder thereof may from time to time designate in writing, in the principal sum of $2,000,000.00 with interest thereon at the rate therein specified, and having a maturity date of May 26, 2000 (herein called the "Note") together with any renewal, increase, modification, alteration or extension of said Note; (b) any other indebtedness or obligations of Grantor to Grantee arising under the provisions of the Note, this Security Deed or any other instrument evidencing, guaranteeing, securing or related to the Note, including, without limitation, that certain Assignment and Security Agreement of even date herewith between Grantor and Grantee (hereinafter called the "Additional Loan Documents"), and (c) any other or future advances made by Grantee to or for the account of Grantor, and all future debts and obligations of Grantor to Grantee.

         Grantor covenants, represents and warrants to and with Grantee as follows:


                                    ARTICLE I
                                    ---------

         1.01 PAYMENT OF INDEBTEDNESS. Grantor will pay the Note according to the terms thereof, and all other sums secured by this Deed, promptly as the same shall become due.

         1.02 TAXES, LIENS AND OTHER CHARGES.

         (a) Grantor shall pay all intangible, documentary, recording or other tax, charge, expense, cost or fee now or hereafter levied or assessed against or in respect of the Note or this instrument, whether levied or charged against Grantor or Grantee, and in the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, in any manner changing or modifying the laws now in force governing the taxation of debts secured by security deeds or the manner of collecting taxes so as to affect adversely Grantee, Grantor will promptly pay any such tax. If Grantor fails to make such payment, then Grantee may make such payments, and such sums will become an indebtedness secured by this Deed.

         (b) Grantor will pay, before the same become delinquent, all taxes, liens, assessments and charges of every character levied or assessed or that may hereafter be levied or assessed upon or against the Premises, and all utility charges, whether public or private; and upon demand will furnish Grantee receipted bills evidencing such payment.

         (c) Grantor will not suffer any mechanics', materialmen's, laborers', statutory or other lien to be created and remain outstanding or unbonded upon any part of the Premises for a period exceeding thirty (30) days.

         1.03 INSURANCE.

         (a) Grantor (or, in the event any portion of the Premises is ground leased to a third party, any ground lessee of the Premises) will keep the buildings, fixtures and property conveyed by this Deed, whether now standing on the Premises or hereafter erected, continuously insured in such amounts as Grantee may require (not to exceed one hundred (100%) percent of replacement value) against all risk of loss or damage by fire and all other casualties or hazards, including, but not limited to, wind storm, hail, explosion, smoke, riot, riot attending a strike, civil commotion, aircraft and vehicles and malicious mischief, together with rents loss and business interruption insurance covering the loss of rents and income of the Premises due to casualty for a period of six (6) months. Grantor shall also cause the issuance and maintenance of comprehensive general public liability insurance policy naming Grantee as an additional named insured in such amount as Grantee may require. During the time when improvements are being constructed on the Premises, Grantor and its general contractor will maintain builder's all-risk insurance on the Premises, protecting Grantor and Grantee as insured in such amounts as Grantee may require.

         (b) All such insurance at all times will be with an insurance company or companies lawfully operating in the State of Georgia and having a financial condition and reputation satisfactory to Grantee. Policy forms and terms must be acceptable to Grantee, Each policy shall provide that any loss shall be payable to Grantee as its interest may appear, pursuant to a New York Standard mortgagee clause or other clause which shall be satisfactory to Grantee, and providing for thirty (30) days advance notice of expiration, cancellation or non-renewal to Grantee. Each policy must contain an agreed amount endorsement. Forthwith upon the issuance of such policies, Grantor will deliver to Grantee an original counterpart of same, and all renewals thereof, to Grantee, and , unless premium payments are made through Grantee, receipts for premiums. Any policies furnished Grantee shall become its property in the event Grantee becomes the owner of Premises by foreclosure or otherwise. Grantee is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies on the Premises, and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to Grantee, instead of to Grantor and Grantee jointly.

         (c) In case of loss under any such policy of insurance, Grantee may apply the net insurance proceeds to the payment of the indebtedness hereby secured, whether due or not; or Grantee may require the building to be repaired or replaced by the use of said net proceeds (Grantor advancing any additional funds required). No such action shall affect the lien and title of this Security Deed or the indebtedness secured hereby, nor shall it delay or satisfy any installment due under the Note.

         1.04 CARE OF PREMISES.

         (a) Grantor will keep the improvements now or hereafter erected on the Premises in good condition and repair, will not commit or suffer any waste and will not do or suffer to be done anything which will increase the risk of fire or other hazard to the Premises or any part thereof.

         (b) Grantor will not remove, demolish nor materially alter the design or structural character of any building, fixture, chattel or other part of Premises without the written consent of Grantee.

         (c) Grantee or its representatives shall have access to and is hereby authorized to enter upon and inspect the Premises at all times.

         (d) Grantor will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Premises or any part thereof.

         (e) If all or any part of the Premises shall be damaged by fire or other casualty, Grantor will give immediate written notice of same to Grantee. If Grantee agrees to release the insurance proceeds received due to such casualty for restoration of the Premises (which proceeds to be released as construction and restoration progresses), Grantor will promptly restore the Premises to the equivalent of its original condition and will advance any funds necessary for such purpose. If a part of the Premises shall be damaged through condemnation, Grantor will promptly restore, repair or alter the remaining property in a manner satisfactory to Grantee.

         1.05 FURTHER ASSURANCES. Grantor, from time to time within ten (10) days after request by Grantee, shall execute, acknowledge and deliver to Grantee such chattel mortgages, security agreements or other similar security instruments, in form and content satisfactory to Grantee, covering all property of any kind and nature owned by Grantor or in which Grantor has an interest which, in the opinion of Grantee, is essential or necessary to the operation of the Premises. Grantor shall also, from time to time within ten (10) days after request by Grantee, execute, acknowledge and deliver any financing statements, renewal affidavits, certificates, continuation statements or other documents as Grantee may request in order to perfect, preserve, continue, extend or maintain the lien and security interest under this Security Deed and the priority of this Security Deed or any such chattel mortgage or security instrument as a first lien. Grantor further agrees to pay Grantee on demand all costs and expenses incurred by Grantee in connection with preparation, execution, filing or re-filing of any such instrument or document, including charges for examining title and attorneys fees for preparation of such documents or rendering opinions as to the priority thereof. However, neither requests so made by Grantee nor the failure of Grantee to make such requests shall be construed as a release of such property or any part thereof from the lien and title of this Security Deed, it being understood and agreed that this covenant and any such security agreement or other similar security instruments delivered to Grantee are cumulative and are given as additional security. If Grantor fails to execute any document upon request, Grantee may make, execute and record same for and in the name of Grantor, and Grantor hereby irrevocably appoints Grantee the agent and attorney-in-fact of Grantor so to do.

         1.06 LEASES AND RENTAL AGREEMENTS AFFECTING THE PREMISES.

         (a) Grantor shall faithfully perform the covenants of Grantor as lessor under any present and future leases and rental agreements affecting all or any portion of the Premises, and neither do nor neglect to do, nor permit to be done anything which may cause the termination of said leases and rental agreements, or any of them, or which may diminish or impair their value or the rents provided for them or the interest of Grantor or Grantee therein or thereunder. Grantor shall procure and deliver to Grantee, at any time within thirty (30) days after notice and demand, estoppel letters or certificates from each lessee, tenant or occupant in possession of the Premises, confirming the status of the lease, payment of rent, any alleged or actual defaults, and other statements required by Grantee, in form and substance satisfactory to, Grantee. Grantee shall have the right of prior approval of the form and content of all leases, management contracts and rental agreements used by Grantor for the Premises.

         (b) With respect to any existing or future leases, tenancies or other occupancy arrangements affecting the Premises or any part thereof, Grantor agrees that Grantor shall not, without the prior written consent of Grantee: (i) amend or modify any such lease; or (ii) waive any obligation of any tenant thereunder or accept the surrender or cancellation thereof; or (iii) grant any approval of consent or waiver to any tenant thereunder (including, without limitation, an approval or consent to any assignment or subletting); or (iv) cause, permit or omit to take any action which might reasonably result in the impairment of the value to Grantee of the security interest of Grantee in any such lease, or might reasonably result in any termination (other than by normal expiration) or loss of rental thereunder; (v) collect rents for more than thirty
(30) days in advance; or (vi) cause, permit or consent to any default thereunder, or any event or circumstance which might reasonably be expected to ripen into a default with the passage of time or notice.

         1.07 EXPENSES. Grantor will immediately pay or reimburse Grantee for all reasonable attorneys' fees actually incurred and all costs and expenses incurred by Grantee in any legal proceeding or dispute of any kind to which Grantee is made a party, or appears as party plaintiff, defendant or otherwise, affecting this Deed or the indebtedness secured by or the interest created by this Deed, or the Premises, including but not limited to, any condemnation action involving the Premises, any bankruptcy or insolvency proceeding affecting Grantor or the Premises or any action to protect the security hereof. Any such amounts paid by Grantee shall be added to the indebtedness secured by this Deed. The rights under this paragraph are in addition to Grantee's right to attorneys' fees as defined and limited by O.C.G.A. ss.13-1-11.

         1.08 SUBROGATION. Grantee shall be subrogated to the claims and liens of all parties whose claims or liens are discharged or paid with the proceeds of the indebtedness secured hereby.

         1.09 PERFORMANCE BY GRANTEE OF DEFAULTS BY GRANTOR. If Grantor shall default (or if it shall appear to Grantee that Grantor may default) in the payment of any tax, lien, assessment or charge levied or assessed against the Premises; in the payment of any utility charge, whether public or private; in the procurement of insurance coverage and the delivery of the insurance policies required hereunder; in any obligation of Grantor as landlord in any lease of all or portion of the Premises; or in the performance or observance of any other covenant, condition or term of this instrument, then Grantee, at its option, may perform or observe the same, and all payments made for or costs incurred by Grantee in connection therewith shall be secured hereby and shall be immediately repaid by Grantor to Grantee with interest thereon at the lesser of the rate stated in the Note or the maximum permitted by law. Grantee shall be the sole judge of the necessity for any action, payment or performance by Grantee under this section and of the legality, validity and priority of any such tax, lien, assessment, charge, claim and premium, of the necessity for any such action and of the amount necessary to be paid in satisfaction thereof. Grantee is hereby empowered to enter and to authorize others to enter upon the Premises or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or term, without thereby becoming liable to Grantor or any person in possession holding under Grantor.

         1.10 RECORDS AND REPORTS. Grantor shall maintain complete and accurate books and records pertaining to the ownership, operation and leasing of the Premises. Grantee shall have the right to inspect all books and records of Grantor pertaining to the ownership, operation and leasing of the Premises, at any time at the place of business of Grantor. Grantor shall, without expense to Grantee, within thirty (30) days after the close of each calendar quarter and within ninety (90) days after the close of the fiscal or operational year of the Premises, furnish a balance sheet and a statement of the operations of the Premises showing in reasonable detail: (i) gross revenues and other income of the Premises; (ii) operating expenses such as taxes, assessments, insurance premiums, repairs, maintenance, salaries and wages; (iii) net operating income;

and (iv) depreciation claimed for federal income tax purposes. Such financial reports shall be certified to and sworn under oath to be correct by Grantor, if an individual or by the chief executive officer, or chief financial officer or a general partner in Grantor is a business entity. In the event of default hereunder or on demand of Grantee, such reports will be audited and certified by a certified public accountant as in accordance with generally accepted accounting principles.

         1.11 CONDEMNATION. If all or any part of the Premises shall be damaged or taken through condemnation (which term shall include any damage or taking by any governmental authority under the power of eminent domain or otherwise and any transfer by private sale or conveyance in lieu thereof), either temporarily or permanently, Grantee shall be entitled to all compensation, awards and other payments or relief thereof, and Grantee is hereby authorized, at its option, to commence, appear in and prosecute, in its own or Grantor's name, or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights of action and proceeds and the rights thereto are hereby conveyed and assigned by Grantor to Grantee. Grantee may deduct from all condemnation proceeds received by it, its expenses (including attorneys fees) related to the condemnation and may release all or any part of the monies so received to Grantor or for restoration of the Premises, or Grantee may apply the same in such manner and amount as Grantee may determine to the reduction of the indebtedness secured by this Deed. No such release or application of condemnation proceeds shall affect the lien or title of this Deed. Grantor agrees to execute such further assignment of any compensation, awards, damages, claims, rights of action and proceeds as Grantee may require. The payment of any condemnation proceeds to Grantee shall not excuse or delay the payment of any installment of the indebtedness secured by this Deed.

         1.12 SECURITY AGREEMENT. As to that portion of the Premises (if any) which constitutes personal property, as opposed to real property or fixtures, this Deed shall constitute a security agreement, and Grantee, as a secured party, shall have all of the rights and remedies of a secured party under the Uniform Commercial Code in addition to the rights and remedies provided in this Deed or in any other instrument evidencing or securing the Note or by applicable law. Without implying that other means of disposition would not be commercially reasonable, the parties agree that it would be commercially reasonable to foreclose the personal property (if any) encumbered by this Deed in the same foreclosure sale at which the real estate conveyed by this Deed is foreclosed, either with or without conducting a separate bid for the personal property. Nevertheless, to the full extent permitted by law, all parts of the Premises shall be deemed to be real property or fixtures and a part of the freehold, and not personal property. The information provided in Exhibit "B" attached hereto is provided in order that this Deed shall comply with the requirements of the Uniform Commercial Code as a financing statement. Grantor warrants that the information provided in Exhibit "B" regarding Grantor as debtor is true and correct.

         1.13 OBLIGATIONS VALID. Grantor covenants and warrants that the Note, this Deed, and the other instruments securing the Note or relating to the loan evidenced by the Note are valid, binding and enforceable in accordance with their terms, and that the execution and delivery of said instruments and the performance by Grantor of Grantor's obligations thereunder do not and will not contravene any law or regulation, nor shall they violate or contravene the provisions of any mortgage, deed of trust, deed to secure debt, joint venture or partnership agreement, banking agreement, credit agreement nor any other agreement, or any judgment, order or decree affecting Grantor or the Premises or to which Grantor may be bound.

         1.14 IDENTITY OF GRANTOR. The identity of Grantor and the continued ownership of the Premises by Grantor is a material inducement to the making of the loan secured by this instrument. Therefore, Grantor agrees not to convey the Premises or any part thereof or interest therein, either voluntarily or by operation of law, or to encumber the Premises or secure secondary financing on the Premises, without the written consent of Grantee.

         1.15 HAZARDOUS WASTE. Grantor warrants and represents to Grantee, to the best of its knowledge after diligent inquiry and investigation, that the Premises is not now and has never been used for the manufacture, storage, handling, use or disposal of any hazardous, toxic, radioactive or dangerous material or waste. Grantor covenants with Grantee that the Premises will not be used for the manufacture, storage, handling, use or disposal of such materials, nor will any such materials be brought on or kept about the Premises. Grantor will indemnify and hold Grantee harmless from and against any such claim or loss as a result of a breach of the foregoing representations and covenants, including, but not limited to, costs of clean-up, removal, fines, damage awards, attorneys' fees and court costs. This indemnity survives the repayment of the Note and discharge of this instrument.

         1.16 MONTHLY DEPOSITS. Upon an event of default hereunder and at Grantee's option, to further secure the payment of taxes, assessments and premiums for hazard insurance on the Premises, Grantor will deposit with Grantee, on the due date of each monthly installment under the Note, a sum which in the estimation of Grantee shall be equal to one-twelfth (1/12th) of the annual taxes, assessments and hazard insurance premiums for the Premises; said deposits to be held by Grantee free of interest and free of any liens or claims on the part of creditors of Grantor and as a part of the security of Grantee. Such sums shall be used by Grantee to pay current taxes, assessments and hazard insurance premiums on the Premises as the same accrue and are payable, but said sums shall not be deemed trust funds and may be commingled with the general funds of Grantee. Grantee shall be under no obligation to pay such taxes, assessments and hazard insurance premiums unless sufficient funds are available from said deposits to pay same, and if said deposits are insufficient, Grantor will deposit with Grantee an additional sum or sums as may be required in order for Grantee to pay such taxes, assessments and hazard insurance premiums in full when due. Upon any default under the provisions of this indenture or in the Note, Grantee may, at its option, apply any money in the funds resulting from said deposits to the payment of the indebtedness secured hereby in such manner as it may elect.

                                   ARTICLE II
                                   ----------

         2.01 EVENT OF DEFAULT. The term "default" or "event of default," wherever used in this indenture, shall mean any one or more of the following events:

         (a) Should the indebtedness secured hereby, or any part thereof or interest or charge thereon, not be paid when due.

         (b) Should any other covenant, condition, or agreement of Grantor under this indenture not be duly and promptly performed or observed, and such failure is not cured within fifteen (15) days after notice of such default from Grantee.

         (c) Any assignment by Grantor or any guarantor of the Note for the benefit of creditors, or the appointment of a receiver, liquidator or trustee of Grantor or for any of Grantor's or any guarantor's property, or the filing of any voluntary petition for the bankruptcy, reorganization or arrangement of Grantor or any guarantor pursuant to the Federal Bankruptcy Code or any similar statute, or the adjudication of Grantor or any guarantor as a bankrupt or insolvent, or if Grantor or any guarantor dies or is dissolved, terminated or expires.

         (d) An event of default occurs under and as defined in any of the Additional Loan Documents or any and all other documents, instruments or writings between the parties in connection with or related to the loan made by Grantee to Grantor.

         (e) Filing of any federal tax lien or claim of lien for labor and material against Grantor or the Premises, if the same shall not be removed by payment or bond within thirty (30) days from the date of record in the county land records.

         (f) If any claim of priority over this deed by title, lien (which lien is not removed by bond) or otherwise be asserted in any legal or equitable proceeding and the title insurer of Grantor's interest fails to promptly and unconditionally acknowledge that it will indemnify and defend against same.

         (g) If Grantor violates Section 1.14 above or conveys, transfers, or encumbers the Premises or any part thereof or interest therein, either voluntarily or by operation of law, without first obtaining the written consent of Grantee.

The foregoing events of default shall occur without notice to or demand on Grantor or any other person and without grace period or opportunity to cure, except as is specifically set forth herein.

         2.02 ACCELERATION OF MATURITY. If an event of default shall have occurred, then the whole unpaid principal sum of the indebtedness secured hereby with interest accrued thereon shall, at the option of Grantee, become due and payable without notice or demand, time being of the essence of this indenture; and no omission or delay on the part of Grantee to exercise such option when entitled so to do shall be considered as a waiver of such right.

         2.03 RIGHT OF GRANTEE TO ENTER AND TAKE POSSESSION.

         (a) If an event of default shall have occurred and be continuing, Grantor, upon demand of Grantee, shall forthwith surrender to Grantee the actual possession of the Premises and if, and to the extent permitted by law, Grantee may enter and take possession of the Premises and may exclude Grantor and Grantor's agents and employees wholly therefrom.

         (b) Upon every such entering and taking of possession, Grantee may hold, store, use, operate, manage, control and maintain the Premises and conduct the business thereof, and from time to time: (i) make all necessary and proper repairs, renewals, replacements, additions and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (ii) insure or keep the Premises insured; (iii) manage and operate the Premises and exercise all the rights and powers of Grantor in its name; and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Grantee, all as Grantee may from time to time determine to be to its best advantage; and Grantee may collect and receive all of the income, rents, profits, issues and revenues of the Premises, including the past due as well as those accruing thereafter and, after deducting (aa) all expenses of taking, holding, managing and operating the Premises (including compensation for the services of all persons employed for such purposes); (bb) the cost of all such maintenance, repairs, renewals, replacements, additions, improvements and acquisitions; (cc) the cost of insurance; (dd) such taxes, assessments and other charges prior to the lien of this indenture as Grantee shall determine to pay; (ee) other charges upon the Premises or any part thereof as Grantee shall determine to pay; and (ff) the compensation and expenses of attorneys and agents of Grantee as provided in this instrument; the remainder of the money so received by Grantee shall apply first to the payment of accrued interest, and then to the payment of principal on the Note or other indebtedness secured hereby.

         (c) For the purpose of carrying out the provisions of this Paragraph 2.03, Grantor hereby constitutes and appoints Grantee the true and lawful attorney-in-fact of Grantor to do and perform, from time to time, any and all actions necessary and incidental to such purpose and does, by these presents, ratify and confirm any and all actions of said attorney-in-fact.

         (d) Whenever all such events of default have been cured and satisfied, Grantee shall surrender possession of the Premises to Grantor, provided that the right of Grantee to take possession from time to time pursuant to Paragraph 2.03 shall exist if any subsequent event of default shall occur and be continuing.

         2.04 APPOINTMENT OF A RECEIVER.

         (a) If an event of default shall have occurred and be continuing, Grantee, upon application to a court of competent jurisdiction, shall be entitled, without notice and without regard to the adequacy of any security for the indebtedness hereby secured or the solvency of any party or guarantor bound for its payment, to the appointment of a receiver to take possession of and to operate the Premises and to collect the rents, profits, issues, and revenues thereof, and apply the same to payment of the debt secured by this Mortgage or as the court may direct. The receiver shall have all rights and powers permitted by law and as are conferred by the court making such appointment.

         (b) Grantor will pay to Grantee upon demand all expenses, including receivers' fees, reasonable attorney's fees, costs and agents' compensation, incurred pursuant to the provisions contained within this Paragraph 2.04, and all such expenses shall be secured by this indenture. Grantee may loan funds to a receiver for use in connection with the receiver's duties or the Premises on terms satisfactory to Grantee and the receiver, and any notes or receiver's certificate evidencing such loans shall be secured by this Deed.

         2.05 ENFORCEMENT.

         (a) If an event of default shall have occurred, Grantee, at its option, may sell the Premises or any part of the Premises at one or more public sale or sales before the door of the courthouse of the county in which the Premises or any part of the Premises is situated, to the highest bidder for cash, in order to pay the Indebtedness, and all expenses of sale and of all proceedings in connection therewith, including attorneys' fees in the amount of fifteen percent

(15%) of the principal and interest owed to Grantee, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which Sheriff's sales are advertised in said county. At any such public sale, Grantee may execute and deliver to the purchaser a conveyance of the Premises or any part of the Premises in fee simple with full warranties of title, and to this end Grantor hereby constitutes and appoints Grantee the agent and attorney-in-fact of Grantor to make such sale and conveyance, and thereby to divest Grantor of all right, title and equity that Grantor may have in and to the Premises and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Grantor. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided hereby or by law for collection of the indebtedness secured hereby and shall not be exhausted by one exercise thereof but may be exercised until full payment of all of the indebtedness secured hereby. In the event of any sale under this Deed by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Premises may be sold as an entirety or in separate parcels and in such manner or order as Grantee in its sole discretion may elect, and if Grantee so elects, Grantee may sell the personal property covered by this Deed at one or more separate sales in any manner permitted by the Uniform Commercial Code of the State of Georgia, and one or more exercises of the powers herein granted shall not extinguish nor exhaust such powers, until the entire Premises are sold or the indebtedness secured hereby is paid in full. If the indebtedness secured hereby is now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security instruments, Grantee may at its option exhaust the remedies granted under any of said security instruments either concurrently or independently, and in such order as Grantee may determine. Grantee may, in addition to and not in abrogation of the rights covered under this paragraph 2.05, either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to enforce payment of the Note or the performance of any term, covenant, condition or agreement of this Deed or any other right or (ii) to pursue any other remedy available to it, all as Grantee at its sole discretion shall elect.

         2.06 AUTHORITY TO CONVEY. At and after any such public sale, Grantee may execute and deliver to the purchaser a conveyance of the Premises or any part of the Premises with full warranties of title, and to this end, Grantor hereby constitutes and appoints Grantee the agent and attorney-in-fact of Grantor to make such sale and conveyance pursuant to Paragraph 2.05 through 2.07 hereof, and thereby to divest Grantor of all right, title or equity that Grantor may have in and to the Premises and to vest the same in the purchaser or purchasers at such sale or sales, and all of the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed, and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding on Grantor. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided by law for collection of the indebtedness secured hereby, and shall not be exhausted by any one exercise thereof but may be exercised until full payment of all such sums secured hereby.

         2.07 APPLICATION OF THE PROCEEDS OF SALE. Upon any such public sale pursuant to the aforementioned power of sale and agency, the proceeds of such sale shall be applied first to the expenses of such sale and all proceedings in connection therewith (including attorneys' fees in the amount of 15% of the principal and interest due under the Note if the foreclosure is referred to or handled by an attorney-at-law), then to payment of the indebtedness secured hereby and all accrued interest thereon, then to insurance premiums, liens, assessments, taxes and charges, including utility charges, with accrued interest thereon, and the remainder, if any, shall be paid to Grantor or other person entitled thereto.

         2.08 LEASES. Grantee may, at its option, foreclose this Deed subject to the rights of any tenant of the Premises or may agree not to disturb the rights of any tenant, and such event shall not be asserted as a defense to any foreclosure or deficiency judgment. No foreclosure hereunder shall terminate any lease of any tenant of the Premises whose rights are subordinated to this Deed unless Grantee or the purchaser at foreclosure sale shall, at its option and in its sole discretion, elect to terminate any one or more leases or tenant rights, and shall notify the tenant that its rights are terminated.

         2.09 GRANTOR AS TENANT HOLDING OVER. In the event of any public sale pursuant to the aforesaid power of sale and agency, or any other foreclosure sale of the Premises, Grantor shall be deemed a tenant holding over, and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

         2.10 GRANTEE'S RIGHT TO PURCHASE. In the event of any sale pursuant to the aforesaid power of sale and agency or any other foreclosure sale of the Premises, Grantee shall be entitled to bid at said sale and, if successful, to purchase and acquire the Premises or any part thereof or interest therein. In such event Grantee may, in lieu of paying in cash therefor, make settlement for the purchase price by crediting against the indebtedness secured by this Deed, the net sales price, after deducting the expenses of sale and other sums which Grantee is authorized to deduct under Paragraph 2.07, above.

         2.11 DISCONTINUANCE OF PROCEEDINGS AND RESTORATION OF THE PARTIES. In case Grantee shall have proceeded to enforce any right or remedy under this indenture by receiver, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to Grantee, then, and in every such case, Grantor and Grantee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Grantee shall continue as if no such proceeding has been taken.

         2.12 REMEDIES CUMULATIVE. No right, power or remedy conferred upon or reserved to Grantee by this indenture or the Note, the Assignment of Rents and Leases, Loan Agreement or any other document relating to or securing the loan is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute. No act of Grantee shall be construed as a waiver or as an election to proceed under any provision herein or the other documents evidencing the loan or securing same to the exclusion of any other provisions, and Grantee shall have the right to exercise any and all rights and remedies severally or concurrently as Grantee shall see fit. No release or subordination by Grantee of any part of the Premises, nor of any collateral or obligation securing the Note shall release or impair Grantee's rights as to property not released in writing.

         2.13 WAIVER. GRANTOR ACKNOWLEDGES THE RIGHTS GIVEN HEREIN TO GRANTEE TO ACCELERATE THE DEBT SECURED HEREBY AND TO SELL THE PREMISES AT PUBLIC AUCTION PURSUANT TO THE POWER OF ATTORNEY GRANTED HEREIN. GRANTOR WAIVES ANY RIGHTS TO NOTICE AND HEARING PRIOR TO SUCH SALE UNDER POWER, OTHER THAN AS EXPRESSLY PROVIDED IN THIS DEED. GRANTOR WAIVES ALL RIGHT OR EQUITY OF REDEMPTION IN THE PREMISES AFTER A FORECLOSURE SALE.


                                   ARTICLE III
                                   -----------

         3.01 SUCCESSORS AND ASSIGNS INCLUDED IN PARTIES. The words "Grantor" and "Grantee", whenever used herein, shall include the respective heirs, executors, administrators, legal representatives, successors, and assigns of the parties hereto, and all those holding under either of them and the successors-in-title to Grantor. The pronouns used herein shall include, when appropriate, either masculine, feminine or neuter gender and both singular and plural number.

         3.02 HEADINGS.   The  headings  of  the  sections,   paragraphs   and
subdivisions of this indenture are for convenience of reference only, are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

         3.03 INVALID PROVISIONS TO AFFECT NO OTHERS. If fulfillment of any provisions hereof or any transaction related hereto or to the Note, at the time performance of such provisions shall be due, shall involve transcending the limit of validity prescribed by law, the obligation to be fulfilled shall automatically be reduced to the limit of such validity; and if any clause or provisions herein contained operates or would operate to invalidate this indenture in whole or in part, then such clause or provision only shall be held for naught, as though not herein contained, and the remainder of this indenture shall remain operative and in full force and effect.

         3.04 DEPARTURE FROM TERMS. Any indulgence or departure at any time by the Grantee from any of the provisions hereof or of any obligation hereby secured, or failure to exercise rights and remedies, shall not modify the same or relate to the future, or waive future compliance therewith by Grantor.

         3.05 INTEREST. Any sums which may be due to Grantee hereunder before default shall bear interest at the pre-default rate specified in the Note and after default, at Grantee's option, shall bear interest at the default rate specified in the Note or the highest rate permitted by applicable law, whichever is less.

         3.06 NOTICES. Any notice or demand from Grantee to Grantor under this Deed or the Note shall be deemed delivered if such notice or demand is in writing and is deposited in the United States mail addressed to Grantor at the address in the caption of this instrument (or such other address as Grantor shall have notified Grantee in writing) or by delivery of such notice or demand to said address. Notice shall be deemed received on the date delivered to Grantor's address or the next day after same is mailed by certified or registered mail.

         3.07 WAIVER OF HOMESTEAD. Grantor hereby waives and renounces all homestead and exemption rights provided for by the Constitution and laws of the United States and any state thereof as against the collection of the indebtedness secured hereby and any part thereof. Grantor covenants and warrants that the Premises is not the homestead of Grantor.

         3.08 TIME OF ESSENCE. Time is of the essence with respect to each and every covenant, agreement and obligation of Grantor under this Security Deed, the Note and any other instrument now or hereafter evidencing, securing or otherwise relating to the indebtedness secured hereby.



                      {Signatures appear on following page}

         IN WITNESS WHEREOF, Grantor has signed and sealed this instrument as of the day and year first above written.

                                 GRANTOR:

                                      VININGS INVESTMENT PROPERTIES, L.P.,
                                      a Delaware limited partnership

                                 By:  Vinings Investment Properties Trust,
                                      a Massachusetts business trust,
                                      as general partner
Signed, sealed and delivered in
the presence of:


/s/ Christine Stomper             By:  /s/ Peter D. Anzo                (SEAL)
---------------------                 --------------------------------
Unofficial Witness                    Peter D. Anzo,  Chief  Executive  Officer
                                      of Vinings  Investment  Properties Trust,
                                      on behalf of all Trustees
/s/ Clifford A. Barshay
-----------------------
Notary Public

(NOTARIAL SEAL)

My Commission Expires:
March 22, 2003